SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	December 15, 2004

W.W. Grainger, Inc.

(Exact Name of Registrant as Specified in its Charter)
Illinois

(State or Other Jurisdiction of Incorporation)
1-5684	36-1150280

(Commission File Number)	(I.R.S. Employer Identification No.)
100 Grainger Parkway, Lake Forest, Illinois	60045-5201

(Address of Principal Executive Offices)	(Zip Code)
(847) 535-1000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

On December 15, 2004, W.W. Grainger, Inc. (the “Company”) will meet with financial analysts at its branch in Norcross, Georgia. At the meeting, the Company will discuss its 2004 performance and its strategic outlook and growth initiatives, and will describe Company goals for 2005. A complete copy of presentations from the meeting will be available on the Investor Relations section of the Company’s Web site, www.grainger.com. A copy of the Company’s press release concerning the analyst meeting is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(c) Exhibits (numbered in accordance with Item 601 of Regulation S-K).

Exhibit No.	Document Description
99	Press release issued by the Company on December 15, 2004

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2004

W.W. GRAINGER, INC.

By: /s/ P. O. Loux
P. O. Loux
Senior Vice President, Finance
and Chief Financial Officer